                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): April 8, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                     001-15223                                     76-0453392
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(State or Other                                  (Commission                                    (IRS Employer
Jurisdiction of                                  File Number)                                   Identification No.)
Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         On April 8, 2005, the Registrant issued a press release to report that
Refac, an affiliated company, has expressed interest in exploring an acquisition of the Registrant in a stock transaction and that the Registrant and Refac have entered into discussions regarding the same. Refac also announced that it has entered into acquisition discussions with U.S. Vision, Inc., another affiliated company which is privately held. The Registrant, Refac and U.S. Vision are all controlled by Palisade Concentrated Equity Partnership, L.P., which beneficially owns approximately 84% of the Registrant's outstanding common stock on a fully diluted basis. A copy of the press release is filed as Exhibit 99.1 to this
Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         99.1     The Registrant's Press Release dated April 8, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 OPTICARE HEALTH SYSTEMS, INC.
                                 (Registrant)

Date: April 13, 2005             by:  /s/ William A. Blaskiewicz
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                                 Name: William A. Blaskiewicz
                                 Title: Vice President and
                                        Chief Financial Officer

                                 EXHIBIT INDEX
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Exhibit
Number                              Description
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         99.1     The Registrant's Press Release dated April 8, 2005.